Exhibit 10.10

LOCK-UP AGREEMENT

October 31, 2008

Hyde Park Acquisition Corp.
461 Fifth Avenue, 25th Floor
New York, NY 10017

The undersigned is executing and delivering this Lock-Up Agreement to the Company (as defined below) in connection with the Purchase Agreement (the “Agreement”) made and entered into as of March 6, 2008, as amended, by and among Essex Crane Rental Corp., a Delaware corporation (“Essex Crane”), Essex Holdings LLC, a Delaware limited liability company (“Holdings”), the members of Holdings as listed on the signature page to the Agreement (the “Members”), KCP Services, LLC, as Seller Representative (the “Seller Representative”), and Hyde Park Acquisition Corp., a Delaware corporation (the “Company”).

The undersigned is a record and beneficial owner of units in Holdings which are exchangeable for shares of common stock of the Company (such units in Holdings, the shares of common stock or other securities into which such units are exchangeable, and any securities issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, any of the foregoing being hereinafter referred to as the “Common Shares”).

In order to induce the Company to enter into the Agreement and the transactions ancillary thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that during the period beginning on and including the date hereof and ending on the second anniversary of the date hereof (the “Termination Date”), the undersigned will not, without the prior written consent of the Company (acting through its board of directors), directly or indirectly (a) sell, transfer, pledge or otherwise hypothecate or dispose of any Common Shares, including by way of the grant of any option, entering into of any short sale position, establishment of an open “put equivalent position” (within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended) or entering into of any other arrangement with respect to the Common Shares by which the economic risk of ownership of the Common Shares is transferred by the undersigned or (b) agree to do, or publicly announce an intention to do, any of the foregoing.

The foregoing shall not apply to the transfer of Common Shares, either during the undersigned’s lifetime or on death, by gift, will or intestate succession to the immediate family of the undersigned or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his immediate family; provided, however, that in any such case it shall be a condition to such transfer that the transferee executes and delivers to the Company an agreement stating that the transferee is receiving and holding the Common Shares subject to the provisions of this Lock-Up Agreement. For purposes of this paragraph, the term “immediate family” shall have the same meaning as set forth in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, as amended.

Notwithstanding the foregoing, in the event that prior to the Termination Date, Laurence Levy and/or Edward Levy (or their respective affiliates) transfer to any third party (other than by gift, will or intestate succession to their respective immediate families or to a trust the beneficiaries of which are exclusively either themselves and/or a member or members of their respective immediate families) any shares of common stock of the Company, or warrants exercisable for such shares of common stock, obtained by them directly or indirectly prior to or in connection with the Company’s initial public offering (“Founder Shares”), then the Termination Date shall be automatically changed to the date of the earliest such transfer. In the event that Laurence Levy and/or Edward Levy (or their respective affiliates) decide to effect any such transfer prior to the Termination Date, Laurence Levy and/or Edward Levy (as applicable) shall provide prior written notice thereof to the undersigned specifying the date and time of such transfer, which notice shall be sent (a) at least 48 hours prior to such transfer, in the event such Founder Shares have been registered under the Securities Act of 1993, as amended (the “Securities Act”), prior to such transfer or (b) at least 20 days prior to such transfer, in the event that such Founder Shares have not been so registered prior to such transfer. For the avoidance of doubt, (x) the registration for resale under the Securities Act of 1933, as amended, of any Founder Shares shall not result in any change of the Termination Date until and unless such Founder Shares are actually sold to a third party, and (y) nothing in this Lock-Up Agreement shall limit the undersigned’s right to register the sale of the Common Shares pursuant to the registration rights provided for in the Registration Rights Agreement relating to the Common Shares of even date herewith to which the undersigned is a party if Laurence Levy and/or Edward Levy (as applicable) shall offer Founder Shares in a registered offering under the Securities Act. Notwithstanding the foregoing, in the event such notice of the transfer of Founder Shares has been given, but the transfer shall not have occurred at the time of the transfer specified therein, the Termination Date shall occur at the time specified in such notice, unless not less than 24 hours prior to such time, Laurence Levy and/or Edward Levy (as applicable) shall have given written notice to the undersigned, with evidence of actual receipt thereof by the undersigned, that such transfer has been cancelled, in which case such transfer of Founder Shares shall not occur until a subsequent notice thereof has been given in accordance with the terms hereof or waived by the undersigned.

This Lock-Up Agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and executed and delivered by the undersigned and is a valid and binding agreement of the undersigned. This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Signature Page Immediately Follows]

In witness whereof, the undersigned has executed and delivered this agreement as of the date first set forth above.

/s/ Martin A. Kroll
Martin A. Kroll

[Signature page to M. Kroll Lock-Up Agreement]